EXHIBIT NO. EX-99.D.3.f


                                                  AMENDMENT NO. 6 TO SCHEDULE A

                                   SCHEDULE A

         UBS RELATIONSHIP FUNDS
         ----------------------
1.       UBS Global Securities Relationship Fund
2.       UBS Global Aggregate Bond Relationship Fund
3.       UBS Large-Cap Select Equity Relationship Fund
4.       UBS U.S. Intermediate Cap Equity Relationship Fund
5.       UBS U.S. Large-Cap Value Equity Relationship Fund
6.       UBS Small-Cap Equity Relationship Fund
7.       UBS Emerging Markets Equity Relationship Fund
8.       UBS U.S. Core Plus Relationship Fund
9.       UBS U.S. Bond Relationship Fund
10.      UBS Short Duration Relationship Fund
11.      UBS Enhanced Yield Relationship Fund
12.      UBS U.S. Treasury Inflation Protected Securities Relationship Fund
13.      UBS Short-Term Relationship Fund
14.      UBS Emerging Markets Debt Relationship Fund
15.      UBS Opportunistic Emerging Markets Debt Relationship Fund
16.      UBS Opportunistic High Yield Relationship Fund
17.      UBS Corporate Bond Relationship Fund
18.      UBS All Country World Ex US Equity Relationship Fund
19. UBS Absolute Return USD Higher Grade Bond Relationship Fund (formerly, UBS Absolute Return Bond Relationship Fund)
20.      UBS Emerging Markets Equity Completion Relationship Fund
21.      UBS U.S. Small-Mid Cap Core Equity Relationship Fund
22.      UBS U.S. Small-Mid Cap Growth Equity Relationship Fund
23.      UBS U.S. Equity Alpha Relationship Fund
24.      UBS Global Equity Relationship Fund
25.      UBS U.S. Smaller Cap Equity Completion Relationship Fund
26.      UBS Global ex U.S. Smaller Cap Equity Completion Relationship Fund
27.      UBS U.S. Large Cap Growth Equity Relationship Fund
28.      UBS U.S. Large-Cap Select Growth Equity Relationship Fund
29.      UBS Absolute Return Bond Relationship Fund

         This Amendment has been agreed to as of this 6th day of December, 2005 by the undersigned.

UBS RELATIONSHIP FUNDS                         UBS RELATIONSHIP FUNDS

By: /S/ JOSEPH MALONE                          By: /S/ JOSEPH J. ALLESSIE
    -----------------                              ----------------------
    Name: Joseph Malone                            Name: Joseph J. Allessie
    Title: Treasurer and Principal                 Title: Vice President &
           Accounting Officer                             Assistant Secretary


UBS GLOBAL ASSET MANAGEMENT                    UBS GLOBAL ASSET MANAGEMENT
(AMERICAS) INC.                                (AMERICAS) INC.

By: /S/ JOHN MOORE                             By: /S/ MARK KEMPER
    --------------                                 ---------------
    Name: John Moore                               Name: Mark Kemper
    Title: Executive Director and Chief            Title: Executive Director and
           Financial Officer                              General Counsel